UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2014 Estimated average burden hours per response. . . 5.0
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2012

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.
On September 19, 2012, TriMas Corporation (the "Corporation") issued a press release announcing that it has launched a cash tender offer and consent solicitation for any and all of its outstanding 9.75% Senior Secured Notes due 2017 (the "Notes"). The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On September 19, 2012, the Corporation also issued a press release announcing that it has initiated the process to refinance its existing credit facilities. The full text of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

In connection with this refinancing, on September 19, 2012, management of the Corporation gave a slide presentation to certain of the Corporation's existing and potential lenders under the Corporation's credit facility. The presentation materials are attached hereto as Exhibit 99.3 and incorporated herein by reference. The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Corporation's Securities and Exchange Commission filings and other public announcements.  The Corporation undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The Corporation is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1, 99.2 and 99.3 to comply with Regulation FD. Such information, including the accompanying Exhibits 99.1, 99.2 and 99.3, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibits 99.1, 99.2 and 99.3, shall not be deemed incorporated by reference into any filing under the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

Exhibit No.	Description
99.1	Press Release issued by TriMas Corporation on September 19, 2012 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)
99.2	Press Release issued by TriMas Corporation on September 19, 2012 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)
99.3	Lender presentation slides of TriMas Corporation on September 19, 2012 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date: September 19, 2012	By:	/s/ Joshua A. Sherbin
	Name:	Joshua A. Sherbin
	Title:	Vice President, General Counsel and Corporate Secretary